Cushing® MLP Premier Fund
Cushing® Renaissance Advantage Fund
Cushing® Royalty Energy Income Fund

each a series of Cushing® MLP Funds Trust
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Supplement dated April 7, 2014, to the
Summary Prospectus, Prospectus and
Statement of Additional Information dated March 30, 2014
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Effective on or about April 7, 2014, Cushing® MLP Asset Management, LP will change its name to Cushing® Asset Management, LP.

The Board of Trustees of Cushing® Funds Trust (the “Trust”), at a meeting held on April 4, 2014, approved an Agreement and Plan of Reorganization (each, a “Plan of Reorganization”) for each series of the Trust, Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund and Cushing® Royalty Energy Income Fund (each, a “Fund”).

Each Plan of Reorganization provides for the reorganization (each, a “Reorganization”) of each Fund into a corresponding newly created series (each, a “New Fund”) of MainStay Funds Trust, an open-end registered investment management company, as follows:

Fund	Fund
Cushing® MLP Premier Fund	MainStay Cushing® MLP Premier Fund

Cushing® Renaissance Advantage Fund	MainStay Cushing® Renaissance Advantage Fund

Cushing® Royalty Energy Income Fund	MainStay Cushing® Royalty Energy Income Fund

The Board of Trustees of MainStay Funds Trust approved the Plan of Reorganization on April 3, 2014.

A notice of a special meeting of shareholders and a proxy statement seeking shareholder approval for each Plan of Reorganization will be sent in the near future to Fund shareholders of record as of April 10, 2014.  Shareholders of each Fund will vote on their respective Reorganization separate from the shareholders of the other Funds, and the completion of each Reorganization is not contingent upon the completion of the other Reorganizations. If a Fund’s Plan of Reorganization is approved, shareholders of the Fund will receive shares of the corresponding New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization.  The Reorganization is expected to be treated as a tax-free reorganization for U.S. federal income tax purposes.

Prior to the Reorganizations, which are expected to occur on or about July 11, 2014, Cushing® Asset Management, LP, the Funds’ current investment adviser, will continue to manage the Funds in the ordinary course.  After the Reorganizations, New York Life Investment Management LLC (“NYLIM”) will serve as investment adviser for the New Funds and Cushing® Asset Management, LP, will serve as sub-adviser for the New Funds.  Each New Fund will be managed pursuant to substantially the same investment policies and strategies as the corresponding Fund, as currently set forth in such Fund’s Prospectus and Statement of Additional Information.  NYLIM and Cushing® Asset Management, LP have agreed to assume the costs of the Reorganization.

Shareholders of a Fund may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Fund’s Reorganization.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the corresponding New Fund.

Please retain this Supplement for future reference.